UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

GOLD LAKES CORP.
(Exact name of registrant as specified in charter)

Nevada	000-52814	74-3207964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 Enterprise Parkway, Suite 340 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

(216) 916-9303

Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 16, 2016, Gold Lakes Corp. (the "Company") entered into a Senior Demand Promissory Note (the "Note") and Note Purchase Agreement (the "Purchase Agreement") with Himmil Investments Ltd. ("Himmil") whereby Himmil will loan the Company $49,163.86. The Note shall be repaid to Himmil from funds received from a senior convertible note in the original principal amount of $300,000 pursuant to a certain Securities Purchase Agreement, dated as of March 14, 2016, that the Company entered into with Himmil.

The foregoing descriptions of the Note and the Purchase Agreement are qualified in their entirety by the provisions of the Note and the Purchase Agreement and additional terms and conditions can be found in the copies of the Note and the Purchase Agreement filed as Exhibit 10.1 and 10.2 hereto.

Item 9.01 Financial Statements And Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Senior Demand Promissory Note

10.2	Note Purchase Agreement

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD LAKES CORP.

Date: May 25, 2016	By:	/s/ Christopher P. Vallos
Christopher P. Vallos
Director